UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2003

DECISIONLINK, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-17569	84-1063897
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1181 Grier Drive Suite B Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 361-9873

(Former name or former address, if changed since last report)

Item 5.  Other Events

On December 6, 2001, DecisionLink, Inc. (the “Registrant”) filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court (the “Court”), District of Nevada. As a result, financial information necessary for the filing of a complete and accurate Form 10-KSB for the twelve months ended December 31, 2001, and Form 10-QSB for the three months ended March 31, 2002, June 30, 2002 and September 30, 2002, could not be provided within the prescribed time period without unreasonable effort and expense.

On March 6, 2002, in accordance with Exchange Act Release No. 34-9660, the Registrant requested of the Securities and Exchange Commission (“SEC”), relief from its Exchange Act reporting obligations and further requested that the SEC take no action against it for not timely meeting its reporting obligations under the Securities Exchange Act of 1934, as amended, until such time as it is released from Chapter 11.

On March 17, 2002, the SEC notified the Registrant that it was not able to grant no action relief primarily due to the post bankruptcy trading volume of the Registrant’s common stock. As such, as of April 15, 2002, the Registrant is no longer current with its Exchange Act reporting requirements for purposes of: (1) determining eligibility to use Securities Act Form S-2 or S-3; (2) satisfying the current public information requirements of Securities Act Rule 144(c)(1); or (3) satisfying the reporting issuer definition of Rule 902(1) of Regulation S. The Registrant, relying on that general interpretive guidance of Exchange Act Release No. 34-9660, will file in its Form 8-K, on a monthly basis, modified reports as further explained below.

The Registrant, and its wholly owned subsidiary FCI Environmental, Inc. (“FCI”), also operating under voluntary Chapter 11 of the Federal Bankruptcy Code, herein are filing their Monthly Operating Reports (the “Report(s)”) for the month and period ended January 31, 2003, in reliance upon SEC Exchange Act Release No. 34-9660.

The Registrant’s Report includes certain financial information for the period from December 6, 2001 to January 31, 2003. Readers of the Registrant’s Report are hereby cautioned and made aware of the fact that the financial information contained in the Registrant’s Report includes the accounts of DecisionLink, Inc., the parent company, on a stand-alone basis. The Registrant’s Report does not include the accounts of any DecisionLink, Inc. subsidiaries or affiliated companies. The Registrant’s Report was prepared by the Registrant. The Registrant’s Report was not reviewed by the Registrant’s independent accountants.

The FCI Report includes certain financial information for the period from December 20, 2001 to January 31, 2003.  Readers of the FCI Report are hereby cautioned and made aware of the fact that the financial information contained in the FCI Report includes the accounts of FCI on a stand-alone basis. The FCI Report does not include the accounts of any affiliated companies. The FCI Report was prepared by the Registrant. The FCI Report was not reviewed by the Registrant’s independent accountants.

On or about September 16, 2002, the Registrant’s order approving the adequacy of its disclosure statement was approved by the Court setting forth, among other things, a ballot return deadline of November 5, 2002 and a confirmation hearing date of November 19, 2002.

All documents filed in this case can be obtained from the Court’s website at: http://www.nvb.uscourts.gov from the PACER database.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial statements of businesses acquired: None

(b)   Pro forma financial information:                                          None

Item 7                (c)                                                   Exhibits:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended January 31, 2003

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended January 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECISIONLINK, INC.
(Registrant)

By:	/s/ R. Kenyon Culver	Date:	March 27, 2003
R. Kenyon Culver
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended January 31, 2003

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended January 31, 2003